UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 22, 2024

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.    Other Events.

Concentrix Corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to the Company’s Webhelp business. As previously disclosed, on September 25, 2023, the Company completed its acquisition (the “Webhelp Combination”) of all of the issued and outstanding capital stock (the “Shares”) of Marnix Lux SA, a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg (“Webhelp Parent”) and the parent company of the Webhelp business, from the holders thereof (the “Sellers”). The Webhelp Combination was completed pursuant to the terms and conditions of the Share Purchase and Contribution Agreement, dated as of June 12, 2023, as amended by the First Amendment to the Share Purchase and Contribution Agreement, dated as of July 14, 2023 (the “SPA”) by and among the Company, OSYRIS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg and a direct wholly owned subsidiary of the Company, Webhelp Parent, the Sellers, and certain representatives of the Sellers.

Included in this Current Report on Form 8-K are certain (i) unaudited consolidated financial statements of Webhelp Parent and its subsidiaries, and (ii) unaudited pro forma condensed combined financial statements of the Company giving effect to the Webhelp Combination, each as described in Item 9.01 of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

The unaudited interim condensed consolidated financial statements of Webhelp Parent and its subsidiaries as of June 30, 2023 and for the three and six months ended June 30, 2023 and June 30, 2022 are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined statement of operations for the year ended November 30, 2023, with related notes thereto, is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Unaudited interim condensed consolidated financial statements of Webhelp Parent and its subsidiaries as of June 30, 2023 and for the three and six months ended June 30, 2023 and June 30, 2022.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended November 30, 2023 of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2024	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal